UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Michael W. Stockton

EuroPacific Growth Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

EuroPacific Growth Fund® Annual report for the year ended March 31, 2018

Tap into the growth
potential of
international equities.

EuroPacific Growth Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds® by Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted and fund expenses. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Tapping global potential

7	Summary investment portfolio

12	Financial statements

35	Board of trustees and other officers

Fellow investors:

During a 12-month period when international equity markets staged an impressive rally, EuroPacific Growth Fund generated strong results and exceeded all of its benchmarks.

The fund returned 20.74% for shareholders who reinvested dividends and capital gains. This return surpassed the 16.53% increase recorded by the fund’s primary benchmark, the unmanaged MSCI All Country World Index ex USA, which reflects the returns of more than 40 developed and developing country stock markets.

In addition, EuroPacific Growth outpaced its peers as reflected by the Lipper International Funds Average, which advanced 16.67% during the one-year period ended March 31, 2018. The fund also exceeded the return of the MSCI EAFE (Europe, Australasia, Far East) Index, which gained 14.80%. Over longer time frames, the fund’s results outpaced the indexes and the peer group, as shown in the table below.

Strong gains in resilient markets

International equity markets enjoyed significant gains during the one-year period from March 2017 to March 2018, supported by improving economic activity in Europe, Japan, China and many other emerging markets. Including the U.S., the world economy experienced a rare period of synchronized economic growth and generally rising equity markets. In most sectors, corporate earnings growth advanced at a healthy pace as companies benefited from higher consumer spending, growing manufacturing activity and historically low debt-service costs. Central bank stimulus measures, particularly in Europe and Japan, also provided support for economies struggling to combat deflationary pressures. At times, European economic growth matched or exceeded the growth rate of the U.S. economy.

Results at a glance

For periods ended March 31, 2018, with all distributions reinvested

	Cumulative total return	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 4/16/84)

EuroPacific Growth Fund (Class A shares)[1]	20.74%	8.43%	4.55%	10.96%
MSCI ACWI (All Country World Index) ex USA[2,3]	16.53	5.89	2.70	—
MSCI EAFE (Europe, Australasia, Far East) Index[2,4]	14.80	6.50	2.74	8.42
Lipper International Funds Average[5]	16.67	6.47	2.93	8.97

[1]	Results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting priciples (“U.S. GAAP”).
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	The index did not exist prior to December 31, 1987. Results reflect dividends net of withholding taxes. Source: MSCI.
[4]	This index was the fund’s primary benchmark until the fiscal year ended March 31, 2007. Results reflect dividends net of withholding taxes. Source: MSCI.
[5]	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

EuroPacific Growth Fund	1

A series of elections with market-friendly outcomes also helped to boost markets. President Emmanuel Macron’s victory in France fueled investor hopes for pro-business policies and labor market reforms. The re-election of German Chancellor Angela Merkel and Japanese Prime Minister Shinzō Abe added to a sense of stability, despite serious challenges from nationalist and populist parties. Late in the period, markets came under pressure amid investor concerns about inflationary pressures and rising interest rates. U.S.-China trade tensions further rattled markets as the two countries threatened to impose billions of dollars in tariffs against one another. Market volatility spiked for the first time in two years as technology stocks also came under pressure. Even so, the tech sector finished the 12-month period with the biggest gains.

All sectors rise

Every sector in the ACWI ex USA index generated positive returns, led by a 34% gain in the information technology sector (in U.S. dollar terms). Investor enthusiasm for e-commerce platforms, new consumer-tech products and solid earnings growth drove share prices higher among global technology giants, including China’s Alibaba and Tencent, and computer-chip maker Taiwan Semiconductor Manufacturing. Stocks in the consumer discretionary sector also experienced strong gains, rising 19% in aggregate, as a brightening global economic outlook helped to spur consumer spending in key markets.

Cyclical sectors outpaced defensive areas of the market by a wide margin. Stocks in the basic materials sector rose 18% on expectations for accelerating global economic growth and rising demand from China. Shares of Vale soared as the Brazilian mining company benefited from rising global prices for iron ore, improving profitability and aggressive debt reduction measures. Though generating positive gains, stocks in the health care sector lagged the overall market, rising 9%. Shares of several pharmaceuticals companies declined amid growing competition from generic drug makers and pricing pressures from pharmacy-benefit managers. European drug makers Roche and Sanofi slipped.

In foreign exchange markets, the U.S. dollar declined against the euro, the British pound, the Japanese yen and most other major currencies. Dollar weakness provided a significant tailwind to non-U.S. investments during the 12-month period.

Inside the portfolio

Select investments in the information technology sector produced strong returns for the fund. Among the top contributors to relative returns in this sector were Nintendo, Alibaba and Tencent. All three companies have benefited greatly from the rapid growth of e-commerce and mobile communications. Nintendo shares rallied on the growing popularity of its smartphone games, as well as the innovative new Switch gaming console. Shares of Chinese internet companies Alibaba and Tencent rose sharply amid booming growth in China’s online search and shopping markets. Chinese stocks in general bounced back strongly from steep declines in 2016 amid worries about China’s slowing economy.

Investments in the financials sector also boosted returns. Shares of AIA Group moved significantly higher after the Hong Kong-based insurance company experienced a big gain in new business during the first quarter, boosted by rising life-insurance sales in China. Shares of HDFC Bank advanced as the Indian bank attracted a growing customer base and reported higher-than-expected earnings. Industrials stocks provided another bright spot for the fund. Airbus shares soared amid strong global demand for more fuel-efficient airplanes; the European aircraft manufacturer reported that it delivered a record number of new airplanes in 2017. Elsewhere in the sector, shares of Ryanair advanced as the discount European airline used its growing size and scale to drive unit costs lower and increase its cost advantage over other carriers.

Certain investments in consumer-related sectors disappointed. Shares of Dutch cable and telecommunications firm Altice declined amid concerns about the company’s earnings outlook and debt levels. British American Tobacco shares fell after the U.S. Food and Drug Administration announced a regulatory plan to reduce nicotine levels in cigarettes; the high dividend-paying stock was also hurt by rising interest rates. Elsewhere in the portfolio, shares of Teva Pharmaceuticals declined amid weak corporate earnings that were blamed on pricing pressures in the U.S. generic drug market, followed by subsequent credit rating downgrades.

Looking ahead

We remain optimistic about the long-term outlook for international equity markets, despite the recent upswing in volatility. The current synchronized global economic recovery is supportive of underlying corporate earnings growth, while relatively low inflation, moderately rising commodity prices and broadly accommodative monetary policies from many of the major central banks should provide a favorable backdrop. That said, we believe the market declines and rising volatility we saw in the first quarter of 2018 were long overdue, largely because earnings at some highly valued companies were starting to run too far ahead of underlying fundamentals. As we have stated many times in the past, periodic corrections are expected and even healthy as they tend to remove the froth from overly optimistic markets. Going forward, we think equity valuations

2	EuroPacific Growth Fund

The New Geography of Investing®

EuroPacific Growth Fund invests primarily in companies based in developed markets in Europe and the Pacific Basin. However, emerging markets also make up a sizable and important area of focus for the fund (34%), especially when looking at the companies in terms of where they generate revenue (45%).

Equity portion breakdown by domicile (%)

	Region	Fund
■	United States	1%
■	Canada	4
■	Europe	40
■	Japan	14
■	Asia-Pacific ex. Japan	7
■	Emerging markets	34
	Total	100%

Equity portion breakdown by revenue (%)

	Region	Fund
■	United States	18%
■	Canada	2
■	Europe	23
■	Japan	8
■	Asia-Pacific ex. Japan	4
■	Emerging markets	45
	Total	100%

Source: Capital Group (as of March 31, 2018).

Compared with the MSCI ACWI ex USA as a percent of net assets.

remain attractive, particularly in non-U.S. markets. However, we expect to see further bouts of volatility in the months and years ahead, driven by gradually rising interest rates, geopolitical risk and deteriorating trade relations between the U.S. and China. Moreover, as the global economy continues to recover from the 2008-09 financial crisis, the adjustment to a more normalized environment may spark additional downturns as the market adapts to a world with significantly fewer experimental stimulus measures. We will be watching these events closely and gauging the potential impact on each one of our portfolio companies.

As always, we remain focused on the long-term picture, which we believe positions us well to tolerate periods of short-term market volatility and even use them as buying opportunities. When markets decline broadly, research-driven stock pickers can take advantage of lower prices and greater volatility to generate excess returns. In the meantime, we are encouraged by the rebound in European and emerging markets stocks over the past 12-month period, and we continue to be optimistic about the potential for significant price appreciation in international markets in the years ahead.

We thank you for your commitment to the fund and we look forward to reporting to you again in six months.

Sincerely,

Carl Kawaja

Vice Chairman of the Board and President

May 11, 2018

For current information about the fund, visit americanfunds.com.

EuroPacific Growth Fund	3

The value of a long-term perspective

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment
(for periods ended March 31, 2018)*

	1 year	5 years	10 years
Class A shares	13.80%	7.15%	3.93%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.82% for Class A shares as of the prospectus dated June 1, 2018 (unaudited).

$400,000
200,000
100,000
80,000
60,000
40,000
20,000
10,000
8,000

Year ended March 31	1985[3]	1986	1987	1988	1989	1990	1991	1992	1993	1994	1995	1996
TOTAL VALUE												
Dividends reinvested	$69	35	118	491	316	527	656	611	538	515	715	1,131
Value at year-end	$9,941	15,357	19,813	21,422	24,569	28,742	31,359	35,033	37,728	47,638	47,974	57,494
Total return	(0.6)%	54.5	29.0	8.1	14.7	17.0	9.1	11.7	7.7	26.3	0.7	19.8

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	For the period April 16, 1984, commencement of operations, through March 31, 1985.
[4]	Includes reinvested dividends of $56,737 and reinvested capital gain distributions of $85,357.
[5]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[6]	From April 16, 1984, through December 31, 1987, the MSCI EAFE (Europe, Australasia, Far East) Index was used because the MSCI ACWI (All Country World Index) ex USA did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. The MSCI ACWI ex USA reflects dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

4	EuroPacific Growth Fund

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

EuroPacific Growth Fund	5

Tapping global potential

The table above compares total returns for the MSCI USA Index (shown in gray) and the MSCI ACWI (All Country World Index) ex USA (shown in blue) over the past 25 calendar years.

Results for the MSCI USA Index reflect dividends gross of withholding taxes. Results for the MSCI ACWI (All Country World Index) ex USA reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

MSCI USA Index	MSCI ACWI (All Country World Index) ex USA

A world of opportunity

With many of the world’s investment opportunities located beyond our shores, an international focus gives U.S. investors access to growth potential that would otherwise be out of reach. As the chart shows, international stocks have outpaced their U.S. counterparts in 12 of the past 25 calendar years. Diversifying across U.S. and non-U.S. stock markets can also help investors mitigate fluctuations in the value of their investments.

The Capital SystemSM

Negotiating the unfamiliar terrain of international markets can be challenging. That is why so many people choose to invest overseas through professionally managed mutual funds. EuroPacific Growth Fund draws on the global research experience of its investment adviser, Capital Research and Management Company, to find attractive companies based chiefly in Europe and the Pacific Basin.

6	EuroPacific Growth Fund

Summary investment portfolio March 31, 2018

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Euro zone*	21.04%
Japan	13.56
United Kingdom	10.71
China	9.52
India	6.94
South Korea	5.75
Hong Kong	4.63
Canada	3.30
Brazil	3.11
Other countries	15.50
Short-term securities & other assets less liabilities	5.94
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 93.97%	Shares	Value (000)
Information technology 18.85%
Samsung Electronics Co., Ltd.	1,718,745	$3,968,319
Samsung Electronics Co., Ltd., nonvoting preferred	48,800	93,397
Taiwan Semiconductor Manufacturing Co., Ltd.	369,400,649	3,135,668
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,247,523	360,911
Alibaba Group Holding Ltd. (ADR)[1]	17,537,795	3,218,887
Nintendo Co., Ltd.	6,797,026	2,992,658
ASML Holding NV2	12,721,811	2,516,153
Tencent Holdings Ltd.[2]	43,446,711	2,312,604
Baidu, Inc., Class A (ADR)[1]	7,606,062	1,697,597
SK hynix, Inc.	19,770,500	1,507,967
Murata Manufacturing Co., Ltd.	10,765,526	1,473,773
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	134,849,288	885,178
AAC Technologies Holdings Inc.[2]	42,638,799	779,622
Keyence Corp.	1,122,700	696,637
Other securities		5,772,316
		31,411,687

Financials 16.68%
AIA Group Ltd.[2]	463,164,600	3,953,776
HDFC Bank Ltd.[2]	98,865,874	2,934,224
HDFC Bank Ltd. (ADR)	6,073,800	599,909
UniCredit SpA[1],[2]	101,312,152	2,125,054
Prudential PLC[2]	78,186,496	1,952,781
Kotak Mahindra Bank Ltd.[2]	94,161,246	1,527,106
Barclays PLC[2]	491,999,185	1,435,638
Sberbank of Russia PJSC (ADR)[2]	59,071,716	1,103,225
DBS Group Holdings Ltd[2]	42,819,000	903,367
Housing Development Finance Corp. Ltd.[2]	31,813,425	894,781
Credit Suisse Group AG2	43,429,553	728,419
Other securities		9,644,366
		27,802,646

Consumer discretionary 11.02%
Sony Corp.	46,244,000	2,235,945
Naspers Ltd., Class N2	5,764,722	1,412,107
LVMH Moët Hennessy-Louis Vuitton SE2	3,679,000	1,134,194
adidas AG2	4,389,373	1,062,678
Industria de Diseño Textil, SA2	31,680,512	992,612
Galaxy Entertainment Group Ltd.[2]	93,299,000	855,205
Paddy Power Betfair PLC[2,3]	6,722,677	690,494
ASOS PLC[1,2,3]	6,690,380	654,037

EuroPacific Growth Fund	7

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Other securities		$9,330,965
		18,368,237

Materials 9.31%
Vale SA, ordinary nominative (ADR)	101,729,456	1,293,999
Vale SA, ordinary nominative	33,786,278	431,529
Glencore PLC2	340,229,000	1,691,464
Teck Resources Ltd., Class B	36,999,000	952,830
LG Chem, Ltd.	1,856,417	671,403
Other securities		10,470,677
		15,511,902

Industrials 8.87%
Airbus SE, non-registered shares[2]	30,053,105	3,476,125
Ryanair Holdings PLC (ADR)[1,3]	17,974,744	2,208,197
International Consolidated Airlines Group, SA (CDI)[2,3]	150,105,675	1,295,335
Komatsu Ltd.	23,964,600	798,670
Rolls-Royce Holdings PLC[1,2]	61,465,533	752,207
Other securities		6,259,280
		14,789,814

Consumer staples 7.55%
British American Tobacco PLC[2]	56,772,250	3,292,873
Pernod Ricard SA2	8,893,013	1,480,956
Nestlé SA2	16,481,299	1,304,219
Associated British Foods PLC[2]	29,942,423	1,045,891
Kao Corp.	13,629,200	1,022,030
CP ALL PCL, foreign registered	348,535,000	980,847
Other securities		3,458,232
		12,585,048

Health care 6.31%
Shire PLC[2]	29,280,500	1,458,361
Novartis AG2	13,586,000	1,098,675
Teva Pharmaceutical Industries Ltd. (ADR)	50,202,159	857,955
Daiichi Sankyo Co., Ltd.	21,006,000	695,924
HOYA Corp.	13,504,200	673,116
Other securities		5,737,328
		10,521,359

Energy 4.51%
Reliance Industries Ltd.[2]	209,106,942	2,843,417
Other securities		4,678,876
		7,522,293

Utilities 2.51%
Ørsted AS2,3	24,649,666	1,604,405
China Gas Holdings Ltd.[2]	211,940,000	777,427
Other securities		1,801,781
		4,183,613

Telecommunication services 2.46%
SoftBank Group Corp.	33,646,406	2,513,285
Other securities		1,586,172
		4,099,457

Real estate 0.93%
Other securities		1,553,986

Miscellaneous 4.97%
Other common stocks in initial period of acquisition		8,275,114

Total common stocks (cost: $106,488,944,000)		156,625,156

8	EuroPacific Growth Fund

Bonds, notes & other debt instruments 0.09%	Principal amount (000)	Value (000)
Other 0.09%
U.S. Treasury 0.875% 2018[4]	$50,000	$49,868
Other securities		103,575
		153,443

Total bonds, notes & other debt instruments (cost: $151,629,000)		153,443

Short-term securities 5.64%
Federal Home Loan Bank 1.42%–1.79% due 4/6/2018–8/3/2018	2,828,499	2,824,107
U.S. Treasury Bills 1.22%–1.87% due 4/19/2018–11/8/2018	2,108,200	2,100,473
Other securities		4,474,206

Total short-term securities (cost: $9,400,668,000)		9,398,786

Total investment securities 99.70% (cost: $116,041,241,000)		166,177,385
Other assets less liabilities 0.30%		492,437

Net assets 100.00%		$166,669,822

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $472,514,000, an aggregate cost of $421,557,000, and which represented .28% of the net assets of the fund) were acquired from 11/14/2017 to 12/18/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes securities (with an aggregate value of $3,611,513,000, which represented 2.17% of the net assets of the fund) which were acquired in transactions exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 3/31/2018 (000)
USD173,622	INR11,337,161	Bank of America, N. A.	4/16/2018	$170
USD34,231	JPY3,669,900	Bank of America, N. A.	4/16/2018	(287)
USD224,421	GBP160,279	UBS AG	4/23/2018	(487)
USD338,206	GBP239,992	Citibank	4/24/2018	1,428
USD6,286	JPY664,700	JPMorgan Chase	5/11/2018	23
USD46,332	JPY4,900,000	JPMorgan Chase	5/21/2018	136
				$983

EuroPacific Growth Fund	9

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended March 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 3/31/2018 (000)
Common stocks 6.05%
Information technology 0.30%
Just Eat PLC[1,2]	—	51,012,545	—	51,012,545	$—	$38,980	$—	$499,884
Nintendo Co., Ltd.[5]	7,332,426	—	535,400	6,797,026	113,030	1,363,391	35,227	—
								499,884

Financials 0.00%
Indiabulls Housing Finance Ltd.[2,5]	26,207,577	—	26,207,577	—	210,010	(123,047)	11,000	—

Consumer discretionary 1.62%
Altice NV, Class A1,2	52,918,115	27,446,944	11,250,704	69,114,355	(105,334)	(875,134)	—	571,456
Altice NV, Class B1,2	16,341,536	—	—	16,341,536	—	(234,690)	—	134,892
Paddy Power Betfair PLC[2]	6,722,676	1	—	6,722,677	—	(30,267)	15,078	690,494
ASOS PLC[1,2]	6,674,299	16,081	—	6,690,380	—	147,223	—	654,037
Kroton Educacional SA, ordinary nominative	90,424,000	—	—	90,424,000	—	(11,463)	12,076	372,115
William Hill PLC[2]	51,985,007	3,394,152	—	55,379,159	—	51,427	8,546	256,686
Global Brands Group Holding Ltd.[1,2]	487,835,358	—	—	487,835,358	—	(24,514)	—	27,587
								2,707,267

Materials 0.74%
Chr. Hansen Holding A/S2	8,743,000	—	1,251,636	7,491,364	57,427	136,193	16,365	647,058
First Quantum Minerals Ltd.	35,467,201	13,723,800	7,580,000	41,611,001	(46,908)	132,854	266	584,246
Nitto Denko Corp.[5]	10,347,699	500,000	7,323,299	3,524,400	120,963	(87,503)	8,029	—
HeidelbergCement AG2,5	12,222,194	226,000	7,143,510	5,304,684	66,624	(35,125)	21,433	—
								1,231,304

Industrials 2.10%
Ryanair Holdings PLC (ADR)[1]	10,729,994	7,244,750	—	17,974,744	—	477,624	—	2,208,197
International Consolidated Airlines Group, SA (CDI)[2]	153,050,123	—	2,944,448	150,105,675	4,283	303,619	44,452	1,295,335
Toshiba Corp.[2,5]	278,979,000	—	278,979,000	—	(236,802)	404,443	—	—
								3,503,532

Consumer staples 0.00%
Associated British Foods PLC[2,5]	42,312,249	5,246,300	17,616,126	29,942,423	(13,436)	152,376	21,165	—

Health care 0.16%
Hikma Pharmaceuticals PLC[2]	8,501,389	6,822,384	—	15,323,773	—	(57,333)	3,078	259,704
Sysmex Corp.[5]	14,836,538	—	8,989,538	5,847,000	126,336	88,707	4,337	—
UCB SA2,5	12,642,824	—	8,947,034	3,695,790	59,891	(96,189)	15,811	—
								259,704

Energy 0.17%
Tourmaline Oil Corp.	16,547,000	—	—	16,547,000	—	(88,307)	1,031	280,621

Utilities 0.96%
Ørsted AS2,6	27,014,285	137,381	2,502,000	24,649,666	45,692	655,064	36,472	1,604,405
China Gas Holdings Ltd.[2,5]	225,874,000	42,826,000	56,760,000	211,940,000	73,786	415,363	8,648	—

								1,604,405
Total 6.05%					$475,562	$2,703,692	$263,014	$10,086,717

10	EuroPacific Growth Fund

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $94,008,068,000, which represented 56.40% of the net assets of the fund. This amount includes $90,598,979,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,774,000, which represented less than .01% of the net assets of the fund.
[5]	Unaffiliated issuer at 3/31/2018.
[6]	This security changed its name during the reporting period.

Key to abbreviations and symbol

ADR = American Depositary Receipts
CDI = CREST Depository Interest
GBP = British pounds
INR = Indian rupees
JPY = Japanese yen
USD/$ = U.S. dollars

See Notes to Financial Statements

EuroPacific Growth Fund	11

Financial statements

Statement of assets and liabilities

at March 31, 2018	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $108,101,237)	$156,090,668
Affiliated issuers (cost: $7,940,004)	10,086,717	$166,177,385
Cash		291,163
Cash denominated in currencies other than U.S. dollars (cost: $44,264)		44,278
Unrealized appreciation on open forward currency contracts		1,757
Receivables for:
Sales of investments	224,999
Sales of fund’s shares	442,323
Dividends and interest	552,056
Other	14,107	1,233,485
		167,748,068

Liabilities:
Unrealized depreciation on open forward currency contracts		774
Payables for:
Purchases of investments	394,720
Repurchases of fund’s shares	315,238
Investment advisory services	58,869
Services provided by related parties	23,758
Trustees’ deferred compensation	4,176
Non-U.S. taxes	236,283
Other	44,428	1,077,472
Net assets at March 31, 2018		$166,669,822

Net assets consist of:
Capital paid in on shares of beneficial interest		$112,536,013
Distributions in excess of net investment income		(747,101)
Undistributed net realized gain		4,965,968
Net unrealized appreciation		49,914,942
Net assets at March 31, 2018		$166,669,822

See Notes to Financial Statements

12	EuroPacific Growth Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,951,267 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$29,066,679	512,963		$56.66
Class C	1,349,669	24,396		55.32
Class T	12	—	*	56.69
Class F-1	4,384,692	77,748		56.40
Class F-2	25,826,278	456,938		56.52
Class F-3	9,473,249	167,133		56.68
Class 529-A	1,525,613	27,243		56.00
Class 529-C	278,168	5,077		54.79
Class 529-E	70,622	1,272		55.50
Class 529-T	12	—	*	56.68
Class 529-F-1	133,708	2,388		55.99
Class R-1	263,409	4,837		54.46
Class R-2	818,320	14,897		54.93
Class R-2E	253,787	4,551		55.76
Class R-3	4,630,817	83,475		55.48
Class R-4	10,277,511	185,118		55.52
Class R-5E	603,016	10,712		56.29
Class R-5	8,944,223	158,107		56.57
Class R-6	68,770,037	1,214,412		56.63

*	Amount less than one thousand.

See Notes to Financial Statements

EuroPacific Growth Fund	13

Statement of operations

for the year ended March 31, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $238,445; also includes $263,014 from affiliates)	$2,436,529
Interest	147,639	$2,584,168
Fees and expenses*:
Investment advisory services	639,370
Distribution services	161,168
Transfer agent services	95,956
Administrative services	65,790
Reports to shareholders	3,399
Registration statement and prospectus	3,707
Trustees’ compensation	1,298
Auditing and legal	1,202
Custodian	23,608
Other	1,589	997,087
Net investment income		1,587,081

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $116):
Unaffiliated issuers	8,385,759
Affiliated issuers	475,562
Forward currency contracts	(116,563)
Currency transactions	(22,795)	8,721,963
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $236,283):
Unaffiliated issuers	14,610,807
Affiliated issuers	2,703,692
Forward currency contracts	68,744
Currency translations	7,661	17,390,904
Net realized gain and unrealized appreciation		26,112,867

Net increase in net assets resulting from operations		$27,699,948

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended March 31
	2018	2017
Operations:
Net investment income	$1,587,081	$1,381,363
Net realized gain	8,721,963	4,043,887
Net unrealized appreciation	17,390,904	9,840,119
Net increase in net assets resulting from operations	27,699,948	15,265,369

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,625,899)	(1,711,516)
Distributions from net realized gain on investments	(5,913,625)	—
Total dividends and distributions paid to shareholders	(7,539,524)	(1,711,516)

Net capital share transactions	14,228,851	(2,837,635)

Total increase in net assets	34,389,275	10,716,218

Net assets:
Beginning of year	132,280,547	121,564,329
End of year (including distributions in excess of net investment income: $(747,101) and $(588,546), respectively)	$166,669,822	$132,280,547

See Notes to Financial Statements

14	EuroPacific Growth Fund

Notes to financial statements

1. Organization

EuroPacific Growth Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years*
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*	Effective December 1, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

EuroPacific Growth Fund	15

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

16	EuroPacific Growth Fund

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of March 31, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$22,604,561	$8,807,126	$—	$31,411,687
Financials	3,747,619	24,055,027	—	27,802,646
Consumer discretionary	5,662,052	12,706,185	—	18,368,237
Materials	6,626,054	8,885,848	—	15,511,902
Industrials	5,328,928	9,460,886	—	14,789,814
Consumer staples	4,679,104	7,905,944	—	12,585,048
Health care	3,688,675	6,832,684	—	10,521,359
Energy	3,280,552	4,241,741	—	7,522,293
Utilities	—	4,183,613	—	4,183,613
Telecommunication services	3,513,759	585,698	—	4,099,457
Real estate	135,986	1,417,170	830	1,553,986
Miscellaneous	3,349,798	4,925,316	—	8,275,114
Bonds, notes & other debt instruments	—	153,443	—	153,443
Short-term securities	—	9,398,786	—	9,398,786
Total	$62,617,088	$103,559,467	$830	$166,177,385

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,757	$—	$1,757
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(774)	—	(774)
Total	$—	$983	$—	$983

*	Securities with a value of $75,458,621,000, which represented 45.27% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

EuroPacific Growth Fund	17

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward

18	EuroPacific Growth Fund

currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $1,975,386,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, March 31, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$1,757	Unrealized depreciation on open forward currency contracts	$774

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(116,563)	Net unrealized appreciation on forward currency contracts	$68,744

Collateral — The fund participates in a collateral program due to its use of forward currency contracts that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as restricted cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of March 31, 2018, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$170	$(170)	$—	$—	$—
Citibank	1,428	—	—	—	1,428
JPMorgan Chase	159	—	(159)	—	—
Total	$1,757	$(170)	$(159)	$—	$1,428
Liabilities:
Bank of America, N.A.	$287	$(170)	$(117)	$—	$—
UBS AG	487	—	(487)	—	—
Total	$774	$(170)	$(604)	$—	$—

*	Non-cash collateral is shown on a settlement basis.

EuroPacific Growth Fund	19

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended March 31, 2018, the fund reclassified $269,446,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest, $149,709,000 from undistributed net realized gain to distributions in excess of net investment income and $153,547,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of March 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$101,338
Undistributed long-term capital gains	4,825,162
Gross unrealized appreciation on investments	53,323,320
Gross unrealized depreciation on investments	(3,889,651)
Net unrealized appreciation on investments	49,433,669
Cost of investments	116,744,699

20	EuroPacific Growth Fund

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended March 31, 2018				Year ended March 31, 2017
Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$247,242		$1,087,109	$1,334,351	$300,737	$—	$300,737
Class B1	—		—	—	—	—	—
Class C	1,675		52,155	53,830	4,442	—	4,442
Class T2	—	[3]	1	1
Class F-1	37,697		175,011	212,708	46,706	—	46,706
Class F-2	265,665		941,406	1,207,071	317,393	—	317,393
Class F-3[4]	82,028		220,257	302,285	—	—	—
Class 529-A	12,322		54,000	66,322	13,138	—	13,138
Class 529-B1	—		—	—	—	—	—
Class 529-C	214		12,822	13,036	1,422	—	1,422
Class 529-E	423		2,633	3,056	547	—	547
Class 529-T2	—	[3]	1	1
Class 529-F-1	1,305		4,721	6,026	1,325	—	1,325
Class R-1	434		10,611	11,045	1,303	—	1,303
Class R-2	1,396		32,753	34,149	3,686	—	3,686
Class R-2E	1,191		9,019	10,210	1,976	—	1,976
Class R-3	27,704		187,911	215,615	41,451	—	41,451
Class R-4	93,792		417,928	511,720	120,004	—	120,004
Class R-5E	2,014		6,397	8,411	70	—	70
Class R-5	103,478		349,875	453,353	129,449	—	129,449
Class R-6	747,319		2,349,015	3,096,334	727,867	—	727,867
Total	$1,625,899		$5,913,625	$7,539,524	$1,711,516	$—	$1,711,516

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.394% on such assets in excess of $144 billion. For the year ended March 31, 2018, the investment advisory services fee was $639,370,000, which was equivalent to an annualized rate of 0.415% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

EuroPacific Growth Fund	21

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of March 31, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

22	EuroPacific Growth Fund

For the year ended March 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$69,570		$36,259		$2,832		Not applicable
Class B1	1		—	[2]	Not applicable		Not applicable
Class C	13,290		1,572		665		Not applicable
Class T3	—		—	[2]	—	[2]	Not applicable
Class F-1	11,228		5,476		2,248		Not applicable
Class F-2	Not applicable		24,459		12,051		Not applicable
Class F-3	Not applicable		231		3,198		Not applicable
Class 529-A	2,996		1,352		686		$920
Class 529-B1	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-C	3,425		375		173		233
Class 529-E	335		40		34		45
Class 529-T3	—		—	[2]	—	[2]	—	[2]
Class 529-F-1	—		120		61		82
Class R-1	2,656		292		133		Not applicable
Class R-2	6,114		2,899		411		Not applicable
Class R-2E	1,397		463		117		Not applicable
Class R-3	23,689		7,151		2,372		Not applicable
Class R-4	26,467		10,424		5,302		Not applicable
Class R-5E	Not applicable		284		108		Not applicable
Class R-5	Not applicable		4,352		4,527		Not applicable
Class R-6	Not applicable		207		30,872		Not applicable
Total class-specific expenses	$161,168		$95,956		$65,790		$1,280

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Amount less than one thousand.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,298,000 in the fund’s statement of operations reflects $540,000 in current fees (either paid in cash or deferred) and a net increase of $758,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended March 31, 2018.

EuroPacific Growth Fund	23

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]				Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount		Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended March 31, 2018

Class A	$2,843,403		51,520		$1,307,706	24,158		$(4,581,031)	(83,563)	$(429,922)	(7,885)
Class B2	—	[3]	—	[3]	—	—		(3,850)	(78)	(3,850)	(78)
Class C	283,062		5,244		53,157	1,007		(405,218)	(7,594)	(68,999)	(1,343)
Class T4	10		—	[3]	—	—		—	—	10	— [3]
Class F-1	1,107,097		20,232		207,272	3,851		(1,727,999)	(31,488)	(413,630)	(7,405)
Class F-2	8,507,578		154,605		1,143,934	21,198		(9,998,054)	(185,550)	(346,542)	(9,747)
Class F-3	8,492,577		157,263		288,899	5,256		(1,064,140)	(18,947)	7,717,336	143,572
Class 529-A	277,885		5,013		66,304	1,237		(166,157)	(3,035)	178,032	3,215
Class 529-B2	—	[3]	—	[3]	—	—		(378)	(8)	(378)	(8)
Class 529-C	39,172		733		13,030	251		(168,308)	(3,097)	(116,106)	(2,113)
Class 529-E	8,365		155		3,057	57		(9,497)	(176)	1,925	36
Class 529-T4	10		—	[3]	1	—	[3]	—	—	11	— [3]
Class 529-F-1	27,992		513		6,025	112		(17,854)	(325)	16,163	300
Class R-1	33,981		642		11,045	213		(64,379)	(1,218)	(19,353)	(363)
Class R-2	194,136		3,633		34,093	650		(287,727)	(5,407)	(59,498)	(1,124)
Class R-2E	49,166		913		10,210	191		(24,043)	(438)	35,333	666
Class R-3	1,004,933		18,679		215,367	4,069		(1,745,504)	(32,510)	(525,204)	(9,762)
Class R-4	2,226,257		41,532		511,553	9,646		(3,768,347)	(69,864)	(1,030,537)	(18,686)
Class R-5E	624,795		11,154		8,410	156		(43,879)	(781)	589,326	10,529
Class R-5	1,764,445		32,126		452,863	8,386		(3,236,891)	(59,603)	(1,019,583)	(19,091)
Class R-6	17,132,391		310,505		3,083,362	56,893		(10,491,436)	(190,228)	9,724,317	177,170
Total net increase (decrease)	$44,617,255		814,462		$7,416,288	137,331		$(37,804,692)	(693,910)	$14,228,851	257,883

Year ended March 31, 2017

Class A	$1,849,987		40,081		$293,229	6,513		$(5,789,900)	(125,416)	$(3,646,684)	(78,822)
Class B	226		5		—	—		(53,639)	(1,164)	(53,413)	(1,159)
Class C	125,247		2,778		4,348	98		(504,610)	(11,223)	(375,015)	(8,347)
Class F-1	838,435		18,237		45,045	1,005		(1,433,894)	(31,225)	(550,414)	(11,983)
Class F-2	7,158,147		154,265		292,300	6,513		(6,192,781)	(132,780)	1,257,666	27,998
Class F-3[5]	1,146,977		23,623		—	—		(3,073)	(62)	1,143,904	23,561
Class 529-A	102,696		2,249		13,136	295		(167,766)	(3,681)	(51,934)	(1,137)
Class 529-B	84		2		—	—		(7,735)	(170)	(7,651)	(168)
Class 529-C	30,837		693		1,422	33		(59,566)	(1,336)	(27,307)	(610)
Class 529-E	5,550		123		547	12		(9,123)	(202)	(3,026)	(67)
Class 529-F-1	18,435		402		1,324	30		(18,027)	(396)	1,732	36
Class R-1	38,474		865		1,303	30		(67,425)	(1,514)	(27,648)	(619)
Class R-2	161,681		3,600		3,677	84		(280,184)	(6,255)	(114,826)	(2,571)
Class R-2E	180,964		4,101		1,976	44		(20,947)	(455)	161,993	3,690
Class R-3	816,899		18,069		41,415	938		(1,879,284)	(41,630)	(1,020,970)	(22,623)
Class R-4	1,799,825		39,879		119,988	2,717		(4,449,180)	(99,122)	(2,529,367)	(56,526)
Class R-5E	8,904		189		70	2		(341)	(8)	8,633	183
Class R-5	1,719,794		37,373		129,324	2,880		(3,340,903)	(73,021)	(1,491,785)	(32,768)
Class R-6	12,538,147		272,818		724,851	16,126		(8,774,521)	(190,045)	4,488,477	98,899
Total net increase (decrease)	$28,541,309		619,352		$1,673,955	37,320		$(33,052,899)	(719,705)	$(2,837,635)	(63,033)

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Amount less than one thousand.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

24	EuroPacific Growth Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $52,784,247,000 and $41,949,314,000, respectively, during the year ended March 31, 2018.

EuroPacific Growth Fund	25

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class A:
3/31/2018	$49.30	$.47	$9.51	$9.98	$(.49)	$(2.13)	$(2.62)	$56.66	20.74%	$29,067		.82%		.86%
3/31/2017	44.28	.44	5.14	5.58	(.56)	—	(.56)	49.30	12.72	25,678		.85		.95
3/31/2016	49.91	.44	(4.68)	(4.24)	(.80)	(.59)	(1.39)	44.28	(8.60)	26,556		.83		.92
3/31/2015	49.37	.43	.76	1.19	(.65)	—	(.65)	49.91	2.48	30,770		.83		.88
3/31/2014	42.38	.69	6.75	7.44	(.45)	—	(.45)	49.37	17.57	32,295		.84		1.50
Class C:
3/31/2018	48.19	.04	9.29	9.33	(.07)	(2.13)	(2.20)	55.32	19.82	1,350		1.60		.08
3/31/2017	43.25	.08	5.02	5.10	(.16)	—	(.16)	48.19	11.82	1,240		1.63		.17
3/31/2016	48.75	.06	(4.56)	(4.50)	(.41)	(.59)	(1.00)	43.25	(9.30)	1,474		1.62		.13
3/31/2015	48.22	.05	.73	.78	(.25)	—	(.25)	48.75	1.65	1,803		1.61		.11
3/31/2014	41.41	.32	6.59	6.91	(.10)	—	(.10)	48.22	16.69	1,990		1.62		.72
Class T:
3/31/2018[4,5]	49.19	.58	9.63	10.21	(.58)	(2.13)	(2.71)	56.69	21.27 [6,7]	—	[8]	.60	[7,9]	1.07	[7,9]
Class F-1:
3/31/2018	49.08	.45	9.46	9.91	(.46)	(2.13)	(2.59)	56.40	20.69	4,385		.86		.83
3/31/2017	44.08	.43	5.11	5.54	(.54)	—	(.54)	49.08	12.69	4,179		.87		.93
3/31/2016	49.67	.41	(4.64)	(4.23)	(.77)	(.59)	(1.36)	44.08	(8.60)	4,281		.86		.86
3/31/2015	49.10	.45	.71	1.16	(.59)	—	(.59)	49.67	2.43	6,773		.86		.93
3/31/2014	42.15	.67	6.72	7.39	(.44)	—	(.44)	49.10	17.55	9,425		.87		1.47
Class F-2:
3/31/2018	49.17	.61	9.48	10.09	(.61)	(2.13)	(2.74)	56.52	21.05	25,826		.59		1.11
3/31/2017	44.19	.55	5.12	5.67	(.69)	—	(.69)	49.17	12.99	22,949		.60		1.19
3/31/2016	49.82	.56	(4.68)	(4.12)	(.92)	(.59)	(1.51)	44.19	(8.36)	19,386		.60		1.18
3/31/2015	49.32	.53	.76	1.29	(.79)	—	(.79)	49.82	2.69	16,273		.59		1.06
3/31/2014	42.33	.82	6.74	7.56	(.57)	—	(.57)	49.32	17.90	10,714		.59		1.78
Class F-3:
3/31/2018	49.32	.59	9.58	10.17	(.68)	(2.13)	(2.81)	56.68	21.15	9,473		.49		1.06
3/31/2017[4,10]	47.46	.24	1.62	1.86	—	—	—	49.32	3.92 [6]	1,162		.09	[6]	.50	[6]
Class 529-A:
3/31/2018	48.77	.44	9.40	9.84	(.48)	(2.13)	(2.61)	56.00	20.71	1,525		.87		.81
3/31/2017	43.82	.41	5.09	5.50	(.55)	—	(.55)	48.77	12.65	1,172		.90		.90
3/31/2016	49.41	.40	(4.63)	(4.23)	(.77)	(.59)	(1.36)	43.82	(8.64)	1,103		.90		.86
3/31/2015	48.89	.40	.75	1.15	(.63)	—	(.63)	49.41	2.41	1,205		.89		.82
3/31/2014	41.98	.66	6.69	7.35	(.44)	—	(.44)	48.89	17.52	1,187		.90		1.45

26	EuroPacific Growth Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-C:
3/31/2018	$47.73	$.01	$9.21	$9.22	$(.03)	$(2.13)	$(2.16)	$54.79	19.76%	$278		1.65%		.03%
3/31/2017	42.90	.05	4.97	5.02	(.19)	—	(.19)	47.73	11.76	343		1.68		.12
3/31/2016	48.38	.04	(4.53)	(4.49)	(.40)	(.59)	(.99)	42.90	(9.35)	335		1.68		.08
3/31/2015	47.88	.02	.73	.75	(.25)	—	(.25)	48.38	1.62	374		1.67		.04
3/31/2014	41.15	.29	6.54	6.83	(.10)	—	(.10)	47.88	16.57	378		1.68		.66
Class 529-E:
3/31/2018	48.35	.31	9.31	9.62	(.34)	(2.13)	(2.47)	55.50	20.41	71		1.11		.57
3/31/2017	43.45	.30	5.04	5.34	(.44)	—	(.44)	48.35	12.39	60		1.13		.66
3/31/2016	49.00	.29	(4.59)	(4.30)	(.66)	(.59)	(1.25)	43.45	(8.86)	57		1.14		.62
3/31/2015	48.49	.27	.75	1.02	(.51)	—	(.51)	49.00	2.15	62		1.14		.57
3/31/2014	41.65	.54	6.63	7.17	(.33)	—	(.33)	48.49	17.22	63		1.15		1.19
Class 529-T:
3/31/2018[4,5]	49.19	.56	9.62	10.18	(.56)	(2.13)	(2.69)	56.68	21.22 [6,7]	—	[8]	.64	[7,9]	1.03	[7,9]
Class 529-F-1:
3/31/2018	48.74	.56	9.40	9.96	(.58)	(2.13)	(2.71)	55.99	20.96	134		.65		1.02
3/31/2017	43.81	.51	5.07	5.58	(.65)	—	(.65)	48.74	12.88	102		.68		1.11
3/31/2016	49.40	.50	(4.62)	(4.12)	(.88)	(.59)	(1.47)	43.81	(8.44)	90		.69		1.07
3/31/2015	48.89	.51	.74	1.25	(.74)	—	(.74)	49.40	2.62	96		.67		1.04
3/31/2014	41.97	.75	6.70	7.45	(.53)	—	(.53)	48.89	17.75	90		.68		1.65
Class R-1:
3/31/2018	47.49	.05	9.14	9.19	(.09)	(2.13)	(2.22)	54.46	19.82	263		1.60		.09
3/31/2017	42.69	.08	4.96	5.04	(.24)	—	(.24)	47.49	11.86	247		1.61		.19
3/31/2016	48.14	.07	(4.50)	(4.43)	(.43)	(.59)	(1.02)	42.69	(9.28)	248		1.61		.15
3/31/2015	47.64	.06	.72	.78	(.28)	—	(.28)	48.14	1.67	285		1.59		.12
3/31/2014	40.90	.33	6.50	6.83	(.09)	—	(.09)	47.64	16.70	299		1.61		.75
Class R-2:
3/31/2018	47.88	.06	9.21	9.27	(.09)	(2.13)	(2.22)	54.93	19.84	818		1.58		.11
3/31/2017	43.01	.09	5.00	5.09	(.22)	—	(.22)	47.88	11.88	767		1.60		.20
3/31/2016	48.49	.08	(4.53)	(4.45)	(.44)	(.59)	(1.03)	43.01	(9.25)	800		1.58		.18
3/31/2015	47.96	.07	.73	.80	(.27)	—	(.27)	48.49	1.70	975		1.57		.15
3/31/2014	41.20	.34	6.54	6.88	(.12)	—	(.12)	47.96	16.71	1,079		1.57		.76
Class R-2E:
3/31/2018	48.59	.20	9.38	9.58	(.28)	(2.13)	(2.41)	55.76	20.19	254		1.29		.38
3/31/2017	43.79	.18	5.14	5.32	(.52)	—	(.52)	48.59	12.25	189		1.28		.40
3/31/2016	49.67	.52	(4.89)	(4.37)	(.92)	(.59)	(1.51)	43.79	(8.89)	8		1.18		1.25
3/31/2015[4,11]	50.08	.10	.27	.37	(.78)	—	(.78)	49.67	.82 [6]	—	[8]	1.26	[9]	.28	[9]

See end of table for footnotes.

EuroPacific Growth Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class R-3:
3/31/2018	$48.32	$.30	$9.31	$9.61	$(.32)	$(2.13)	$(2.45)	$55.48	20.36%	$4,631		1.14%		.56%
3/31/2017	43.40	.30	5.04	5.34	(.42)	—	(.42)	48.32	12.40	4,505		1.14		.66
3/31/2016	48.93	.29	(4.59)	(4.30)	(.64)	(.59)	(1.23)	43.40	(8.87)	5,029		1.14		.62
3/31/2015	48.40	.28	.74	1.02	(.49)	—	(.49)	48.93	2.16	6,482		1.13		.59
3/31/2014	41.56	.54	6.62	7.16	(.32)	—	(.32)	48.40	17.24	7,219		1.14		1.20
Class R-4:
3/31/2018	48.35	.46	9.32	9.78	(.48)	(2.13)	(2.61)	55.52	20.76	10,278		.83		.85
3/31/2017	43.45	.43	5.03	5.46	(.56)	—	(.56)	48.35	12.70	9,854		.85		.96
3/31/2016	48.99	.43	(4.59)	(4.16)	(.79)	(.59)	(1.38)	43.45	(8.58)	11,310		.85		.92
3/31/2015	48.48	.42	.74	1.16	(.65)	—	(.65)	48.99	2.45	13,488		.84		.88
3/31/2014	41.63	.67	6.64	7.31	(.46)	—	(.46)	48.48	17.57	14,394		.84		1.50
Class R-5E:
3/31/2018	49.02	.59	9.45	10.04	(.64)	(2.13)	(2.77)	56.29	21.01	603		.62		1.06
3/31/2017	44.14	.53	5.09	5.62	(.74)	—	(.74)	49.02	12.89	9		.62		1.14
3/31/2016[4,12]	48.16	.20	(2.65)	(2.45)	(.98)	(.59)	(1.57)	44.14	(5.19)[6]	—	[8]	.25	[6]	.46	[6]
Class R-5:
3/31/2018	49.22	.64	9.48	10.12	(.64)	(2.13)	(2.77)	56.57	21.09	8,944		.53		1.16
3/31/2017	44.22	.58	5.13	5.71	(.71)	—	(.71)	49.22	13.07	8,721		.54		1.27
3/31/2016	49.85	.58	(4.68)	(4.10)	(.94)	(.59)	(1.53)	44.22	(8.32)	9,285		.54		1.21
3/31/2015	49.32	.59	.74	1.33	(.80)	—	(.80)	49.85	2.77	11,418		.53		1.19
3/31/2014	42.33	.82	6.76	7.58	(.59)	—	(.59)	49.32	17.93	12,197		.54		1.79
Class R-6:
3/31/2018	49.27	.65	9.51	10.16	(.67)	(2.13)	(2.80)	56.63	21.17	68,770		.49		1.18
3/31/2017	44.27	.60	5.14	5.74	(.74)	—	(.74)	49.27	13.10	51,100		.50		1.30
3/31/2016	49.90	.60	(4.67)	(4.07)	(.97)	(.59)	(1.56)	44.27	(8.26)	41,539		.50		1.27
3/31/2015	49.38	.60	.74	1.34	(.82)	—	(.82)	49.90	2.80	38,346		.49		1.20
3/31/2014	42.38	.85	6.76	7.61	(.61)	—	(.61)	49.38	17.97	32,575		.49		1.85

	Year ended March 31
	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	29%	36%	30%	28%	28%

[1]	Based on average shares outstanding.
[2]	For the year ended March 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.19 and .40 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for a period that is less than a full year.
[5]	Class T and 529-T shares began investment operations on April 7, 2017.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Amount less than $1 million.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.

See Notes to Financial Statements

28	EuroPacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the summary investment portfolio, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

May 11, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

EuroPacific Growth Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2017, through March 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	EuroPacific Growth Fund

	Beginning account value 10/1/2017	Ending account value 3/31/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,051.35	$4.14	.81%
Class A – assumed 5% return	1,000.00	1,020.89	4.08	.81
Class C – actual return	1,000.00	1,047.19	8.12	1.59
Class C – assumed 5% return	1,000.00	1,017.00	8.00	1.59
Class T – actual return	1,000.00	1,052.47	3.02	.59
Class T – assumed 5% return	1,000.00	1,021.99	2.97	.59
Class F-1 – actual return	1,000.00	1,051.04	4.35	.85
Class F-1 – assumed 5% return	1,000.00	1,020.69	4.28	.85
Class F-2 – actual return	1,000.00	1,052.55	2.97	.58
Class F-2 – assumed 5% return	1,000.00	1,022.04	2.92	.58
Class F-3 – actual return	1,000.00	1,053.08	2.46	.48
Class F-3 – assumed 5% return	1,000.00	1,022.54	2.42	.48
Class 529-A – actual return	1,000.00	1,051.18	4.45	.87
Class 529-A – assumed 5% return	1,000.00	1,020.59	4.38	.87
Class 529-C – actual return	1,000.00	1,047.03	8.37	1.64
Class 529-C – assumed 5% return	1,000.00	1,016.75	8.25	1.64
Class 529-E – actual return	1,000.00	1,049.76	5.62	1.10
Class 529-E – assumed 5% return	1,000.00	1,019.45	5.54	1.10
Class 529-T – actual return	1,000.00	1,052.18	3.22	.63
Class 529-T – assumed 5% return	1,000.00	1,021.79	3.18	.63
Class 529-F-1 – actual return	1,000.00	1,052.29	3.33	.65
Class 529-F-1 – assumed 5% return	1,000.00	1,021.69	3.28	.65
Class R-1 – actual return	1,000.00	1,047.36	8.12	1.59
Class R-1 – assumed 5% return	1,000.00	1,017.00	8.00	1.59
Class R-2 – actual return	1,000.00	1,047.36	8.12	1.59
Class R-2 – assumed 5% return	1,000.00	1,017.00	8.00	1.59
Class R-2E – actual return	1,000.00	1,048.81	6.59	1.29
Class R-2E – assumed 5% return	1,000.00	1,018.50	6.49	1.29
Class R-3 – actual return	1,000.00	1,049.64	5.83	1.14
Class R-3 – assumed 5% return	1,000.00	1,019.25	5.74	1.14
Class R-4 – actual return	1,000.00	1,051.20	4.24	.83
Class R-4 – assumed 5% return	1,000.00	1,020.79	4.18	.83
Class R-5E – actual return	1,000.00	1,052.39	3.22	.63
Class R-5E – assumed 5% return	1,000.00	1,021.79	3.18	.63
Class R-5 – actual return	1,000.00	1,052.86	2.71	.53
Class R-5 – assumed 5% return	1,000.00	1,022.29	2.67	.53
Class R-6 – actual return	1,000.00	1,053.06	2.46	.48
Class R-6 – assumed 5% return	1,000.00	1,022.54	2.42	.48

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

EuroPacific Growth Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2018:

Foreign taxes	$0.08 per share
Foreign source income	$0.93 per share
Long-term capital gains	$5,913,625,000
Qualified dividend income	100%
Corporate dividends received deduction	$2,715,000
U.S. government income that may be exempt from state taxation	$39,650,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

32	EuroPacific Growth Fund

Approval of Investment Advisory and Service Agreement

EuroPacific Growth Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2019. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper International Funds Index, the MSCI All Country World ex U.S. Index and the MSCI EAFE Index. They noted that the investment results of the fund compared favorably to the results of these indexes for the lifetime period, 20-year period, 10-year period and five-year period. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper International Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

EuroPacific Growth Fund	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	EuroPacific Growth Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Elisabeth Allison, 1946	1991	Trustee and Co-Director, The Stanton Foundation	3	None
Vanessa C. L. Chang, 1952	2005	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Nicholas Donatiello, Jr., 1960 Chairman of the Board (Independent and Non-Executive)	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Big 5 Sporting Goods Corporation; Dolby Laboratories, Inc.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
Martin Koehler, 1957	2015	Independent management consultant; former Managing Director and Senior Advisor, The Boston Consulting Group	3	Deutsche Lufthansa AG
William I. Miller, 1956	1992	President, The Wallace Foundation	3	Cummins, Inc.
Alessandro Ovi, 1944	2002	Publisher and Editor, Technology Review; President, TechRev.srl	3	Landi Renzo SpA; ST Microelectronics SNV
Josette Sheeran, 1954	2015	President and CEO, Asia Society; United Nations Special Envoy for Haiti; former Vice Chair, World Economic Forum	3	None

William H. Kling retired from the fund on December 31, 2017. The trustees thank Mr. Kling for his wise counsel, outstanding service and dedication to the fund.

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Carl M. Kawaja, 1964 Vice Chairman of the Board and President	2003	Partner – Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

EuroPacific Growth Fund	35

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Walter R. Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Mark E. Denning, 1957 Executive Vice President	1994	Director, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research Company;[7] Partner — Capital Research Global Investors, Capital International, Inc.[7]
Jonathan Knowles, PhD, 1961 Senior Vice President	2012	Partner — Capital World Investors, Capital International, Inc.;[7] Director, The Capital Group Companies, Inc.[7]
Sung Lee, 1966 Senior Vice President	2003	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Christopher Thomsen, 1970 Senior Vice President	2015	Partner — Capital Research Global Investors, Capital Research Company[7]
Michael J. Downer, 1955 Vice President	2004	Director, Senior Vice President and Secretary, Capital Research and Management Company; Chairman of the Board, Capital Bank and Trust Company[7]
Nicholas J. Grace, 1966 Vice President	2004	Partner — Capital World Investors, Capital Research Company;[7] Director, The Capital Group Companies, Inc.[7]
Leo Hee, 1971 Vice President	2015	Partner — Capital World Investors, Capital International, Inc.[7]
Jesper Lyckeus, 1967 Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[7]
Lara Pellini, 1975 Vice President	2015	Partner — Capital World Investors, Capital Research Company[7]
Joerg Sponer, 1972 Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[7]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Leo Hee, Lara Pellini and Joerg Sponer, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	EuroPacific Growth Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors,

Inc. 333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete March 31, 2018, portfolio of EuroPacific Growth Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

American Funds from Capital Group

The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Elisabeth Allison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
Audit	2017	140,000
	2018	139,000

b) Audit-Related Fees:
	2017	36,000
	2018	42,000

c) Tax Fees:
	2017	36,000
	2018	33,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2017	None

2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	1,164,000
2018	1,064,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	None
2018	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,378,000 for fiscal year 2017 and $1,197,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

EuroPacific Growth Fund®
Investment portfolio
March 31, 2018
Common stocks 93.97% Information technology 18.85%	Shares	Value (000)
Samsung Electronics Co., Ltd.	1,718,745	$3,968,319
Samsung Electronics Co., Ltd., nonvoting preferred	48,800	93,397
Taiwan Semiconductor Manufacturing Co., Ltd.	369,400,649	3,135,668
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,247,523	360,911
Alibaba Group Holding Ltd. (ADR)[1]	17,537,795	3,218,887
Nintendo Co., Ltd.	6,797,026	2,992,658
ASML Holding NV2	12,721,811	2,516,153
Tencent Holdings Ltd.[2]	43,446,711	2,312,604
Baidu, Inc., Class A (ADR)[1]	7,606,062	1,697,597
SK hynix, Inc.	19,770,500	1,507,967
Murata Manufacturing Co., Ltd.	10,765,526	1,473,773
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	134,849,288	885,178
AAC Technologies Holdings Inc.[2]	42,638,799	779,622
Keyence Corp.	1,122,700	696,637
Infineon Technologies AG2	23,415,947	627,110
Amadeus IT Group SA, Class A, non-registered shares[2]	7,766,123	573,943
MercadoLibre, Inc.	1,602,500	571,115
Just Eat PLC[1,2,3]	51,012,545	499,884
Renesas Electronics Corp.[1]	44,066,756	443,028
Largan Precision Co., Ltd.	3,783,000	434,649
Tokyo Electron Ltd.	2,056,000	386,647
SAP SE2	3,380,000	353,589
Worldpay, Inc., Class A (GBP denominated)[1,2]	4,020,941	324,467
TEMENOS Group AG (Switzerland)[2]	2,621,524	314,433
OMRON Corp.	4,618,500	271,651
Hamamatsu Photonics KK	5,846,100	220,815
Hexagon AB, Class B2	3,346,720	200,163
Halma PLC[2]	11,480,157	189,987
TDK Corp.	1,479,000	133,267
TravelSky Technology Ltd., Class H2	39,313,000	115,171
Samsung SDI Co., Ltd.	622,361	112,397
		31,411,687
Financials 16.68%
AIA Group Ltd.[2]	463,164,600	3,953,776
HDFC Bank Ltd.[2]	98,865,874	2,934,224
HDFC Bank Ltd. (ADR)	6,073,800	599,909
UniCredit SpA[1,2]	101,312,152	2,125,054
Prudential PLC[2]	78,186,496	1,952,781
Kotak Mahindra Bank Ltd.[2]	94,161,246	1,527,106
Barclays PLC[2]	491,999,185	1,435,638
Sberbank of Russia PJSC (ADR)[2]	59,071,716	1,103,225
DBS Group Holdings Ltd[2]	42,819,000	903,367
Housing Development Finance Corp. Ltd.[2]	31,813,425	894,781
Credit Suisse Group AG2	43,429,553	728,419
B3 SA - Brasil, Bolsa, Balcao	79,420,000	641,406
Banco Santander, SA2	85,167,756	555,289
EuroPacific Growth Fund — Page 1 of 9

Common stocks Financials (continued)	Shares	Value (000)
BNP Paribas SA2	6,810,854	$504,830
Axis Bank Ltd.[2,4,5]	64,266,857	472,514
Axis Bank Ltd.[2]	1,321,000	10,407
Bank Central Asia Tbk PT2	276,478,400	469,409
Bank of China Ltd., Class H2	755,412,555	410,535
Bank of Ireland Group PLC[1,2]	46,851,951	408,596
Toronto-Dominion Bank (CAD denominated)	7,075,000	401,470
State Bank of India[2]	98,147,000	378,334
Industrial and Commercial Bank of China Ltd., Class H2	436,261,000	378,290
Itaú Unibanco Holding SA, preferred nominative (ADR)	24,204,500	377,590
Société Générale[2]	6,675,872	363,085
Fairfax Financial Holdings Ltd., subordinate voting (CAD denominated)	563,951	285,858
Fairfax Financial Holdings Ltd., subordinate voting	151,291	77,007
KB Financial Group Inc.	6,088,000	346,695
Hana Financial Group Inc.	7,026,000	301,566
Banco BPM SPA[1,2]	73,427,284	255,512
ABN AMRO Group NV, depository receipts[2]	8,460,361	254,995
Crédit Agricole SA2	15,100,000	245,612
Ayala Corp.[2]	12,080,000	220,863
Zurich Insurance Group AG1,2	640,500	210,082
Svenska Handelsbanken AB, Class A2	13,841,154	173,361
Brookfield Asset Management Inc., Class A	4,400,000	171,600
Sumitomo Mitsui Financial Group, Inc.	3,943,400	165,176
ICICI Bank Ltd.[2]	32,977,114	141,703
ICICI Bank Ltd. (ADR)	1,380,241	12,215
Intesa Sanpaolo SpA[2]	40,612,000	148,055
AXA SA2	5,430,000	144,510
Metropolitan Bank & Trust Co.[2]	84,220,000	139,036
KASIKORNBANK PCL, foreign registered	10,575,200	71,696
KASIKORNBANK PCL, nonvoting depository receipts	8,809,800	59,728
UBS Group AG2	7,396,724	130,188
Capitec Bank Holdings Ltd.[2]	1,470,000	108,281
RSA Insurance Group PLC[2]	12,067,706	106,665
Eurobank Ergasias SA1,2	108,860,228	103,859
Bankia, SA1,2	21,000,000	94,081
Royal Bank of Canada	1,000,000	77,243
ORIX Corp.	3,680,000	64,883
Grupo Financiero Banorte, SAB de CV, Series O	9,439,000	57,676
Commerzbank AG, non-registered shares[1,2]	2,917,000	37,886
Haci Ömer Sabanci Holding AS	12,328,442	32,832
Aditya Birla Capital Ltd.[1,2]	13,593,959	30,678
Bangkok Bank PCL, nonvoting depository receipt	487,200	3,069
		27,802,646
Consumer discretionary 11.02%
Sony Corp.	46,244,000	2,235,945
Naspers Ltd., Class N2	5,764,722	1,412,107
LVMH Moët Hennessy-Louis Vuitton SE2	3,679,000	1,134,194
adidas AG2	4,389,373	1,062,678
Industria de Diseño Textil, SA2	31,680,512	992,612
Galaxy Entertainment Group Ltd.[2]	93,299,000	855,205
Altice NV, Class A1,2,3	69,114,355	571,456
Altice NV, Class B1,2,3	16,341,536	134,892
Paddy Power Betfair PLC[2,3]	6,722,677	690,494
ASOS PLC[1,2,3]	6,690,380	654,037
EuroPacific Growth Fund — Page 2 of 9

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Hyundai Motor Co.	4,839,600	$651,546
Kering SA2	1,349,000	646,628
Ctrip.com International, Ltd. (ADR)[1]	12,218,817	569,641
Accor SA2	8,535,000	460,905
Techtronic Industries Co. Ltd.[2]	67,168,500	396,743
Suzuki Motor Corp.	7,343,000	395,334
Hyundai Mobis Co., Ltd.	1,716,800	385,752
Sands China Ltd.[2]	70,225,200	381,303
Kroton Educacional SA, ordinary nominative[3]	90,424,000	372,115
Melco Resorts & Entertainment Ltd. (ADR)	12,814,000	371,350
Valeo SA, non-registered shares[2]	5,280,000	349,050
Axel Springer SE2	3,830,568	320,593
Ryohin Keikaku Co., Ltd.	923,000	309,603
Carnival Corp., units	4,336,000	284,355
Luxottica Group SpA[2]	4,543,029	282,631
ProSiebenSat.1 Media SE2	7,825,270	271,323
William Hill PLC[2,3]	55,379,159	256,686
B&M European Value Retail SA2	37,835,751	207,811
Samsonite International SA2	43,855,500	200,526
Continental AG2	680,000	187,772
Hermès International[2]	315,000	186,715
Mahindra & Mahindra Ltd.[2]	15,700,000	178,325
Merlin Entertainments PLC[2]	35,160,000	170,965
Li & Fung Ltd.[2]	335,850,000	165,822
Motherson Sumi Systems Ltd.[2]	33,395,000	160,212
ITV PLC[2]	74,661,277	151,100
Peugeot SA2	3,980,000	95,816
Toyota Motor Corp.	1,347,500	86,411
Maruti Suzuki India Ltd.[2]	575,000	78,552
Global Brands Group Holding Ltd.[1,2,3]	487,835,358	27,587
HUGO BOSS AG2	246,134	21,445
		18,368,237
Materials 9.31%
Vale SA, ordinary nominative (ADR)	101,729,456	1,293,999
Vale SA, ordinary nominative	33,786,278	431,529
Glencore PLC[2]	340,229,000	1,691,464
Teck Resources Ltd., Class B	36,999,000	952,830
LG Chem, Ltd.	1,856,417	671,403
ArcelorMittal SA1,2	20,610,000	653,499
Chr. Hansen Holding A/S2,3	7,491,364	647,058
Rio Tinto PLC[2]	12,683,000	643,388
Asahi Kasei Corp.	45,607,100	599,496
First Quantum Minerals Ltd.[3]	41,611,001	584,246
Koninklijke DSM NV2	5,817,619	578,296
HeidelbergCement AG2	5,304,684	521,028
Norsk Hydro ASA[2]	88,365,000	520,875
China Molybdenum Co., Ltd., Class A	241,099,865	324,956
China Molybdenum Co., Ltd., Class H2	255,673,000	195,613
China Hongqiao Group Ltd.[2]	405,793,000	445,452
Yara International ASA[2]	9,702,420	412,005
CCL Industries Inc., Class B, nonvoting	7,986,715	403,179
Sika AG, non-registered shares[2]	50,000	391,746
Shin-Etsu Chemical Co., Ltd.	3,600,000	372,245
South32 Ltd.[2]	119,000,000	296,506
EuroPacific Growth Fund — Page 3 of 9

Common stocks Materials (continued)	Shares	Value (000)
Klabin SA, units	46,863,500	$293,535
Nitto Denko Corp.	3,524,400	264,189
Akzo Nobel NV2	2,763,051	261,126
Linde AG, non-registered shares[1,2]	1,059,000	222,866
Grasim Industries Ltd.[2]	13,665,389	221,315
Agnico Eagle Mines Ltd.	5,003,412	210,494
LafargeHolcim Ltd.[2]	3,813,000	208,752
Ambuja Cements Ltd.[2]	52,190,000	187,608
James Hardie Industries PLC (CDI)[2]	10,587,000	186,965
Southern Copper Corp.	3,410,166	184,763
UltraTech Cement Ltd.[2]	3,021,144	183,676
Air Liquide SA, non-registered shares[2]	1,048,800	128,562
Evonik Industries AG2	3,212,000	113,293
BASF SE2	672,500	68,325
ACC Ltd.[2]	2,340,000	54,289
Fortescue Metals Group Ltd.[2]	15,584,000	52,141
Barrick Gold Corp. (CAD denominated)	3,145,971	39,190
		15,511,902
Industrials 8.87%
Airbus SE, non-registered shares[2]	30,053,105	3,476,125
Ryanair Holdings PLC (ADR)[1,3]	17,974,744	2,208,197
International Consolidated Airlines Group, SA (CDI)[2,3]	150,105,675	1,295,335
Komatsu Ltd.	23,964,600	798,670
Rolls-Royce Holdings PLC[1,2]	61,465,533	752,207
SMC Corp.	1,594,800	645,382
DCC PLC[2]	4,424,045	407,305
Safran SA2	3,693,000	391,224
SK Holdings Co., Ltd.	1,351,955	375,437
Recruit Holdings Co., Ltd.	15,102,000	375,244
Nidec Corp.	2,301,000	354,349
Airports of Thailand PCL, foreign registered	159,136,000	343,514
KONE OYJ, Class B2	6,411,000	320,128
Edenred SA2	8,850,000	307,847
Eicher Motors Ltd.[2]	646,049	282,408
Schindler Holding AG, participation certificate[2]	1,300,000	280,282
Schindler Holding AG2	2,000	418
Siemens AG2	2,130,000	271,594
MTU Aero Engines AG2	1,603,000	270,118
Jardine Matheson Holdings Ltd.[2]	4,367,800	269,422
Hyundai Heavy Industries Co., Ltd.[1]	1,842,193	228,135
ASSA ABLOY AB, Class B2	9,541,000	206,798
BAE Systems PLC[2]	25,138,000	205,163
Thales[2]	1,676,500	204,220
Eiffage SA2	1,538,000	175,146
Babcock International Group PLC[2]	15,562,062	146,091
Air France-KLM[1,2]	9,233,795	102,554
Geberit AG2	132,000	58,353
Alliance Global Group, Inc.[1,2]	150,350,000	38,148
		14,789,814
Consumer staples 7.55%
British American Tobacco PLC[2]	56,772,250	3,292,873
Pernod Ricard SA2	8,893,013	1,480,956
Nestlé SA2	16,481,299	1,304,219
EuroPacific Growth Fund — Page 4 of 9

Common stocks Consumer staples (continued)	Shares	Value (000)
Associated British Foods PLC[2]	29,942,423	$1,045,891
Kao Corp.	13,629,200	1,022,030
CP ALL PCL, foreign registered	348,535,000	980,847
AMOREPACIFIC Corp.	1,461,068	434,524
Alimentation Couche-Tard Inc., Class B	8,885,000	397,701
Uni-Charm Corp.	11,385,000	324,017
Kirin Holdings Co., Ltd.	11,976,200	318,731
Thai Beverage PCL[2]	521,390,000	310,956
Treasury Wine Estates Ltd.[2]	19,924,663	260,107
Meiji Holdings Co., Ltd.	3,218,000	244,910
AMOREPACIFIC Group	1,644,668	219,104
Coca-Cola European Partners plc	4,291,645	178,790
Ambev SA	23,931,000	174,298
JBS SA, ordinary nominative	54,094,704	153,046
Coca-Cola HBC AG (CDI)[2]	3,562,746	131,707
Wal-Mart de México, SAB de CV, Series V	37,900,000	96,402
Glanbia PLC[2]	4,587,598	79,235
Japan Tobacco Inc.	2,455,000	70,723
Seven & i Holdings Co., Ltd.	1,492,000	63,981
		12,585,048
Health care 6.31%
Shire PLC[2]	29,280,500	1,458,361
Novartis AG2	13,586,000	1,098,675
Teva Pharmaceutical Industries Ltd. (ADR)	50,202,159	857,955
Daiichi Sankyo Co., Ltd.	21,006,000	695,924
HOYA Corp.	13,504,200	673,116
Fresenius SE & Co. KGaA[2]	7,529,000	574,900
CSL Ltd.[2]	4,640,000	557,726
Sysmex Corp.	5,847,000	529,598
Takeda Pharmaceutical Co. Ltd.	10,608,600	516,625
Grifols, SA, Class B, preferred nonvoting, non-registered shares[2]	9,697,000	206,402
Grifols, SA, Class A, non-registered shares[2]	6,401,000	181,250
Grifols, SA, Class B (ADR)	3,541,478	75,079
Novo Nordisk A/S, Class B2	7,748,500	381,135
Eurofins Scientific SE, non-registered shares[2]	696,415	368,017
AstraZeneca PLC[2]	4,988,000	342,788
UCB SA2	3,695,790	301,381
Chugai Pharmaceutical Co., Ltd.	5,818,000	294,098
Hikma Pharmaceuticals PLC[2,3]	15,323,773	259,704
Fresenius Medical Care AG & Co. KGaA[2]	2,398,000	244,771
Essilor International SA2	1,707,983	230,484
Merck KGaA[2]	1,968,500	188,787
Roche Holding AG, non-registered shares, nonvoting[2]	595,500	136,527
Galapagos NV1,2	1,350,000	135,331
Straumann Holding AG2	190,000	119,747
Bayer AG2	413,120	46,698
Hypera SA, ordinary nominative	4,229,700	46,280
		10,521,359
Energy 4.51%
Reliance Industries Ltd.[2]	209,106,942	2,843,417
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[1]	42,895,000	606,535
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)[1]	32,042,000	416,226
Petróleo Brasileiro SA (Petrobras), preferred nominative[1]	14,420,000	93,419
EuroPacific Growth Fund — Page 5 of 9

Common stocks Energy (continued)	Shares	Value (000)
Royal Dutch Shell PLC, Class B2	12,699,544	$408,892
Royal Dutch Shell PLC, Class A2	9,586,976	300,579
Royal Dutch Shell PLC, Class A (EUR denominated)[2]	122,980	3,921
Canadian Natural Resources, Ltd. (CAD denominated)	13,034,225	409,722
Canadian Natural Resources, Ltd.	500,000	15,735
Schlumberger Ltd.	6,324,700	409,714
Enbridge Inc. (CAD denominated)	12,852,964	404,224
Oil Search Ltd.[2]	66,700,452	368,422
TOTAL SA2	5,315,345	301,992
Tourmaline Oil Corp.[3]	16,547,000	280,621
Cenovus Energy Inc.	27,333,400	232,729
Suncor Energy Inc.	6,471,000	223,451
Seven Generations Energy Ltd., Class A1	15,152,900	188,176
Tullow Oil PLC[1,2]	5,273,800	14,518
		7,522,293
Utilities 2.51%
Ørsted AS2,3	24,649,666	1,604,405
China Gas Holdings Ltd.[2]	211,940,000	777,427
Enel SPA[2]	78,250,000	479,295
ENN Energy Holdings Ltd.[2]	50,122,000	449,516
ENGIE SA2	12,153,000	202,968
CK Infrastructure Holdings Ltd.[2]	22,171,500	182,219
EDP - Energias de Portugal, SA2	35,305,719	134,215
China Resources Gas Group Ltd.[2]	37,844,000	132,167
Guangdong Investment Ltd.[2]	76,500,000	121,184
Power Grid Corp. of India Ltd.[2]	33,232,758	99,003
SSE PLC[2]	67,814	1,214
		4,183,613
Telecommunication services 2.46%
SoftBank Group Corp.	33,646,406	2,513,285
Nippon Telegraph and Telephone Corp.	13,880,000	639,030
China Unicom (Hong Kong) Ltd.[1,2]	271,360,000	345,979
Advanced Info Service PCL, foreign registered	44,060,000	293,076
BT Group PLC[2]	57,000,128	181,978
Intouch Holdings PCL, foreign registered	36,860,000	68,368
TalkTalk Telecom Group PLC[2]	35,499,000	57,741
		4,099,457
Real estate 0.93%
CK Asset Holdings Ltd.[2]	51,271,164	433,840
Ayala Land, Inc.[2]	329,639,300	260,463
Ayala Land, Inc., preference shares[2,6]	481,283,600	830
Henderson Land Development Co. Ltd.[2]	37,307,249	244,414
Vonovia SE2	4,921,229	243,976
Sun Hung Kai Properties Ltd.[2]	14,720,083	234,477
Daiwa House Industry Co., Ltd.	3,530,000	135,986
		1,553,986
Miscellaneous 4.97%
Other common stocks in initial period of acquisition		8,275,114
Total common stocks (cost: $106,488,944,000)		156,625,156
EuroPacific Growth Fund — Page 6 of 9

Bonds, notes & other debt instruments 0.09% Bonds & notes of governments & government agencies outside the U.S. 0.06%	Principal amount (000)	Value (000)
Brazil (Federative Republic of) 0% 2021	BRL335,001	$78,466
Brazil (Federative Republic of) Global 4.875% 2021	$5,325	5,549
Brazil (Federative Republic of) 10.00% 2027	BRL62,560	19,560
		103,575
U.S. Treasury bonds & notes 0.03% U.S. Treasury 0.03%
U.S. Treasury 0.875% 2018[7]	$50,000	49,868
Total U.S. Treasury bonds & notes		49,868
Total bonds, notes & other debt instruments (cost: $151,629,000)		153,443
Short-term securities 5.64%
American Honda Finance Corp. 1.67% due 4/23/2018	30,000	29,961
Apple Inc. 1.68% due 4/24/2018[5]	50,000	49,934
Bank of Montreal 1.80% due 5/9/2018	50,000	49,894
BMW U.S. Capital LLC 1.79% due 4/6/2018[5]	30,000	29,988
BNP Paribas, New York Branch 1.58% due 4/12/2018	50,000	49,968
CAFCO, LLC 1.79%–1.95% due 4/24/2018–5/24/2018[5]	211,800	211,299
Caisse d’Amortissement de la Dette Sociale 1.72%–1.90% due 4/3/2018–4/10/2018[5]	125,000	124,961
Canadian Imperial Bank of Commerce 1.66%–1.98% due 4/9/2018–8/15/2018[5]	180,000	178,890
Chariot Funding, LLC 2.31% due 7/3/2018[5]	25,000	24,845
Chevron Corp. 1.74% due 4/12/2018[5]	50,000	49,965
Coca-Cola Co. 1.60%–1.62% due 4/5/2018–4/19/2018[5]	100,000	99,923
Commonwealth Bank of Australia 1.65% due 4/11/2018[5]	50,000	49,966
CPPIB Capital Inc. 1.56% due 4/13/2018[5]	35,000	34,974
Essilor International 1.85% due 4/18/2018–5/11/2018[5]	60,000	59,899
Export Development Canada 1.68%–1.70% due 5/3/2018–5/10/2018	108,000	107,783
Fairway Finance Corp. 1.77% due 5/2/2018[5]	17,800	17,766
Fannie Mae 1.67%–1.75% due 6/4/2018–6/18/2018	150,000	149,516
Federal Farm Credit Banks 1.59%–1.80% due 5/1/2018–12/18/2018	176,200	175,399
Federal Home Loan Bank 1.42%–1.79% due 4/6/2018–8/3/2018	2,828,499	2,824,107
Freddie Mac 1.31% due 4/11/2018	92,200	92,162
Gotham Funding Corp. 1.66% due 4/9/2018[5]	25,000	24,987
Hydro-Québec 1.63% due 4/23/2018[5]	55,000	54,930
IBM Credit LLC 1.82% due 4/3/2018[5]	25,000	24,994
ING (U.S.) Funding LLC 1.71%–1.76% due 5/2/2018–6/1/2018	150,000	149,536
International Bank for Reconstruction and Development 1.76% due 5/1/2018	68,900	68,800
Kells Funding, LLC 1.74% due 4/26/2018[5]	50,000	49,926
KfW 1.68%–1.69% due 4/2/2018–4/24/2018[5]	100,000	99,927
Liberty Street Funding Corp. 1.80%–1.83% due 4/26/2018–5/18/2018[5]	125,000	124,728
Mitsubishi UFJ Trust and Banking Corp. 1.72% due 4/6/2018[5]	50,000	49,981
Mizuho Bank, Ltd. 2.00% due 5/25/2018[5]	100,000	99,683
National Australia Bank Ltd. 2.23% due 6/19/2018[5]	30,000	29,850
Nestlé Capital Corp. 1.61%–1.79% due 4/5/2018–5/16/2018[5]	143,600	143,417
Novartis Finance Corp. 1.85% due 4/18/2018[5]	53,000	52,947
Old Line Funding, LLC 1.73% due 5/15/2018[5]	25,000	24,935
Procter & Gamble Co. 1.59% due 4/18/2018[5]	50,000	49,950
Province of Alberta 1.63%–1.67% due 4/5/2018–4/10/2018[5]	150,000	149,937
Province of Ontario 1.49%–1.79% due 4/3/2018–4/17/2018	238,000	237,874
Sanofi 1.74% due 5/4/2018[5]	65,500	65,375
Starbird Funding Corp. 1.80%–2.00% due 5/10/2018–5/21/2018[5]	100,000	99,737
Statoil ASA 1.61% due 4/23/2018[5]	50,000	49,936
Sumitomo Mitsui Banking Corp. 1.66%–2.00% due 4/4/2018–5/21/2018[5]	150,000	149,825
EuroPacific Growth Fund — Page 7 of 9

Short-term securities	Principal amount (000)	Value (000)
Svenska Handelsbanken Inc. 1.62%–1.96% due 4/4/2018–5/25/2018[5]	$200,000	$199,697
Swedbank AB 1.77%–1.91% due 5/9/2018–7/25/2018	145,000	144,446
Thunder Bay Funding, LLC 1.84% due 4/27/2018[5]	30,000	29,954
Toronto-Dominion Bank 1.72%–1.95% due 5/7/2018–5/23/2018[5]	100,000	99,759
Total Capital Canada Ltd. 1.66%–1.74% due 4/9/2018–5/9/2018[5]	150,000	149,744
Toyota Industries Commercial Finance, Inc. 1.59%–1.75% due 4/2/2018–4/23/2018[5]	79,000	78,934
Toyota Motor Credit Corp. 1.67%–1.98% due 4/16/2018–5/23/2018	80,000	79,868
U.S. Treasury Bills 1.22%–1.87% due 4/19/2018–11/8/2018	2,108,200	2,100,473
Victory Receivables Corp. 1.68%–1.76% due 4/4/2018–4/17/2018[5]	200,000	199,875
Wal-Mart Stores, Inc. 1.66%–1.90% due 4/17/2018–4/30/2018[5]	103,700	103,561
Total short-term securities (cost: $9,400,668,000)		9,398,786
Total investment securities 99.70% (cost: $116,041,241,000)		166,177,385
Other assets less liabilities 0.30%		492,437
Net assets 100.00%		$166,669,822
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 3/31/2018 (000)
Purchases (000)	Sales (000)
USD173,622	INR11,337,161	Bank of America, N.A.	4/16/2018	$170
USD34,231	JPY3,669,900	Bank of America, N.A.	4/16/2018	(287)
USD224,421	GBP160,279	UBS AG	4/23/2018	(487)
USD338,206	GBP239,992	Citibank	4/24/2018	1,428
USD6,286	JPY664,700	JPMorgan Chase	5/11/2018	23
USD46,332	JPY4,900,000	JPMorgan Chase	5/21/2018	136
				$983
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $94,008,068,000, which represented 56.40% of the net assets of the fund. This amount includes $90,598,979,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[5]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,611,513,000, which represented 2.17% of the net assets of the fund.
[6]	Value determined using significant unobservable inputs.
[7]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,774,000, which represented less than .01% of the net assets of the fund.

Private placement security	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	11/14/2017—12/18/2017	$421,557	$472,514.28%
EuroPacific Growth Fund — Page 8 of 9

Key to abbreviations and symbol
ADR = American Depositary Receipts
BRL = Brazilian reais
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR = Euros
GBP = British pounds
INR = Indian rupees
JPY = Japanese yen
USD/$ = U.S. dollars
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
MFGEFPX-016-0518O-S60669	EuroPacific Growth Fund — Page 9 of 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of EuroPacific Growth Fund (the “Fund”), as of March 31, 2018, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

May 11, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 31, 2018

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 31, 2018